UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2026

CDT Equity Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41245	87-3272543
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4851 Tamiami Trail North, Suite 200, Naples, FL	34103
(Address of principal executive offices)	(Zip Code)

(646) 491-9132

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CDT	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock	CDTTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 2 (the “Amendment No. 2”) to CDT Equity Inc.’s (the “Company”) Current Report on Form 8-K dated July 30, 2026 and filed on July 31, 2026, as amended by the Company’s Form 8-K/A filed on August 3, 2026 (as amended, the “Original Report”) is being filed with respect to the investment in Sarborg Limited, a Cayman Islands Company (“Sarborg”) to include the financial statements of business acquired required by Item 9.01(a) and unaudited pro forma consolidated financial information required by Item 9.01(b). Such information should be read in conjunction with the Original Report. Except as expressly set forth herein, this Amendment No. 2 does not amend, modify, or update any other information contained in the Original Report, and this Amendment No. 2 speaks as of the date hereof.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses or funds acquired.

The audited financial statements of Sarborg as of and for the fiscal years ended December 31, 2025 and 2024, and the Related Report of Independent Auditors, including the accompanying notes, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

The unaudited interim financial statements of Sarborg for the six-month period ended June 30, 2026, including the accompanying notes, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b) Pro forma financial information.

The Company’s unaudited pro forma condensed consolidated financial statements and related notes thereto, giving effect to the Sarborg investment, are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference.

The unaudited pro forma financial information is presented for illustrative purposes only and is not intended to represent or be indicative of the Company’s consolidated results of operations or financial position that would have been reported had the investment and related transactions been completed as of the dates presented in the unaudited pro forma financial information. The unaudited pro forma financial information should not be taken as a representation of the Company’s future consolidated results of operations or financial condition. The pro forma adjustments in the unaudited pro forma financial information are based on available information and certain assumptions that management believes are reasonable under the circumstances.

(d) Exhibits.

Exhibit No.	Description
99.1	Audited financial statements of Sarborg Limited as of and for the fiscal years ended December 31, 2025 and 2024 and the related Report of Independent Auditors, including the notes thereto.
99.2	Unaudited financial statements of Sarborg Limited as of and for the six months ended June 30, 2026, including the notes thereto.
99.3	Unaudited pro forma condensed consolidated financial statements of CDT Equity Inc.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDT EQUITY INC.

August 21, 2026	By:	/s/ Andrew Regan
	Name:	Andrew Regan
	Title:	Chief Executive Officer